UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/13

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

FORM N-CSR

Item 1.      Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period marked the strongest first-half-of-the-year performance for U.S. stocks in 14 years. Despite heightened volatility during the second quarter stemming from signals that the Federal Reserve Board (the “Fed”) is likely to back away from its quantitative easing program later this year, equity investors generally responded positively to improved U.S. economic trends. Data from recovering labor and housing markets proved especially encouraging to investors, helping to support higher stock prices across most market sectors, investment styles, and capitalization ranges.

We continue to believe that the U.S. economy is poised for sustained growth over the next several years. Pent-up demographic demand could drive continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending. Although the Fed’s shift to a more moderately stimulative monetary policy stance is likely to spark bouts of short-term volatility, we currently expect positive economic trends to support corporate earnings and stock prices over the longer term.As always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Warren Chiang, C.Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2013, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 16.20%, Class C shares returned 15.72%, and Class I shares returned 16.30%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 15.45% for the same period.2

Midcap stocks generally rallied over the first six months of 2013 as investors responded positively to improving economic data with increased appetites for risk. The fund produced higher returns than its benchmark, mainly due to the success of our disciplined security selection process in the financials, industrials, and utilities sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations.We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Recovering Economy Fueled Midcap Market’s Gains

The year 2013 began in the wake of uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to a number of economic trends, including improved U.S. employment and housing market data, and to aggressively accommodative monetary policies implemented by the Federal Reserve Board (the “Fed”) and central

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

banks in Europe and Japan. As a result, stocks rallied strongly, and by mid-May the Russell Midcap Index and other broad measures of U.S. stock market performance reached new record highs.

In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers were likely to back away from an ongoing, open-ended quantitative easing program sooner than many analysts had expected.As a result, most financial markets encountered heightened volatility as investors anticipated a more moderately accommodative monetary policy. Stock market turbulence in late May and throughout June erased some of the broad stock market’s previous gains, and investors began to turn away from relatively conservative, dividend-paying stocks and toward more speculative stocks, particularly those of companies considered more economically sensitive. In this environment, midcap stocks produced higher returns than their large-cap counterparts but generally trailed small-cap stocks.

Stock Selections Buoyed Fund Performance

The fund’s strong relative performance over the first half of 2013 is attributable chiefly to our quantitative-based security selection and risk management processes. Results compared to the benchmark were especially robust in the financials sector, where tax preparation company H&R Block benefited from increased demand in the wake of recent changes to the U.S. income tax code. Returns from the industrials sector were buoyed by gains posted by airline Alaska Air Group, where falling fuel costs helped drive operating margins higher. In the utilities sector, Nevada-based electricity producer NV Energy received a takeover offer from Berkshire Hathaway at a substantial premium to its stock price at the time.

On the other hand, disappointments over the first six months of the year included shortfalls in our stock selection strategy within the health care sector, particularly among biotechnology companies. Medical devices maker Thoratec was undermined by intensifying competitive pressures affecting a product used in the treatment of advanced heart failure, causing revenues to fall short of expectations. In addition, the fund held no exposure to drug developerVertex Pharmaceuticals, which did not meet our valuation criteria but nonetheless rallied strongly. In the materials sector, lagging results from fertilizer manufacturer CF Industries Holdings stemmed primarily from drought conditions and poor weather in many parts of the United States.

Finding Ample Opportunities Among Midcap Stocks

As always, we have continued to monitor the factors considered by the fund’s investment models in light of current market conditions, and we have continued to find attractively valued, fundamentally sound companies across the full range of market sectors. We have maintained the fund’s holdings in stocks with more attractively valued candidates for investment.

July 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.16	$10.64	$5.20
Ending value (after expenses)	$1,162.00	$1,157.20	$1,163.00

COMPARING YOUR FUND’S EXPENSES

WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.76	$9.94	$4.86
Ending value (after expenses)	$1,019.09	$1,014.93	$1,019.98

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.99% for Class C, and .97%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Banks—6.9%
Comerica	97,700		3,891,391
Fifth Third Bancorp	312,600		5,642,430
KeyCorp	654,700		7,227,888
Regions Financial	750,300		7,150,359
SunTrust Banks	152,700		4,820,739
			28,732,807
Capital Goods—9.5%
AECOM Technology	153,100	[a]	4,867,049
Dover	16,100		1,250,326
Flowserve	120,300		6,497,403
Fluor	15,500		919,305
L-3 Communications Holdings	41,000		3,515,340
Lennox International	90,800		5,860,232
Lincoln Electric Holdings	86,200		4,936,674
Pall	4,100		272,363
Parker Hannifin	7,700		734,580
Rockwell Automation	41,900		3,483,566
Textron	182,300		4,748,915
WABCO Holdings	34,000	[a]	2,539,460
			39,625,213
Consumer Durables & Apparel—3.6%
Carter’s	35,300		2,614,671
Hanesbrands	131,700		6,772,014
PulteGroup	287,500	[a]	5,453,875
			14,840,560
Consumer Services—3.0%
Starwood Hotels & Resorts Worldwide	102,800	[b]	6,495,932
Wyndham Worldwide	105,100		6,014,873
			12,510,805

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—6.1%
American Capital	270,900	[a]	3,432,303
Apollo Investment	333,100		2,578,194
Moody’s	109,600		6,677,928
SLM	275,500		6,297,930
Waddell & Reed Financial, Cl. A	143,600		6,246,600
			25,232,955
Energy—6.2%
Chesapeake Energy	161,600		3,293,408
Denbury Resources	162,100	[a]	2,807,572
Diamond Offshore Drilling	38,200	[c]	2,627,778
HollyFrontier	93,900		4,017,042
Marathon Petroleum	46,300		3,290,078
RPC	110,900	[c]	1,531,529
Tesoro	108,000		5,650,560
Valero Energy	70,600		2,454,762
			25,672,729
Food, Beverage & Tobacco—6.6%
Coca-Cola Enterprises	176,700		6,212,772
Green Mountain Coffee Roasters	42,800	[a]	3,212,568
Hillshire Brands	173,200		5,729,456
Ingredion	48,900		3,208,818
J.M. Smucker	41,200		4,249,780
Tootsie Roll Industries	24,900	[c]	791,322
Universal	73,900	[c]	4,275,115
			27,679,831
Health Care Equipment &
Services—5.8%
Cigna	61,100		4,429,139
Edwards Lifesciences	33,200	[a]	2,231,040
Quest Diagnostics	50,700		3,073,941
ResMed	135,500	[c]	6,115,115
St. Jude Medical	79,800		3,641,274

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Thoratec	83,600	[a]	2,617,516
Zimmer Holdings	29,900		2,240,706
			24,348,731
Household & Personal Products—1.7%
Energizer Holdings	68,800		6,915,088
Insurance—2.4%
Principal Financial Group	41,000		1,535,450
Reinsurance Group of America	41,800		2,888,798
Unum Group	47,600		1,398,012
XL Group	134,600		4,081,072
			9,903,332
Materials—4.4%
Ball	73,800		3,065,652
CF Industries Holdings	34,300		5,882,450
NewMarket	19,300	[c]	5,067,408
Worthington Industries	135,600		4,299,876
			18,315,386
Media—.2%
Valassis Communications	43,000	[c]	1,057,370
Pharmaceuticals, Biotech &
Life Sciences—6.4%
Agilent Technologies	143,500		6,136,060
Charles River
Laboratories International	15,800	[a]	648,274
Life Technologies	15,500	[a]	1,147,155
Mettler-Toledo International	29,200	[a]	5,875,040
Mylan	207,900	[a]	6,451,137
Perrigo	28,500		3,448,500
United Therapeutics	38,700	[a]	2,547,234
Warner Chilcott, Cl. A	15,100		300,188
			26,553,588

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—6.1%
Apartment Investment & Management, Cl. A	130,800	[b]	3,929,232
Camden Property Trust	36,700	[b]	2,537,438
CBL & Associates Properties	249,100	[b]	5,335,722
Corrections Corporation of America	166,579	[b]	5,642,030
General Growth Properties	189,400	[b]	3,763,378
HCP	66,400	[b]	3,017,216
Kimco Realty	37,900	[b]	812,197
Weyerhaeuser	14,700	[b]	418,803
			25,456,016
Retailing—10.2%
Abercrombie & Fitch, Cl. A	94,200		4,262,550
American Eagle Outfitters	260,900		4,764,034
ANN	24,600	[a]	816,720
Bed Bath & Beyond	95,900	[a]	6,799,310
Chico’s FAS	67,300		1,148,138
CST Brands	15,733	[a]	484,734
Dillard’s, Cl. A	69,800		5,721,506
GameStop, Cl. A	800	[c]	33,624
Gap	130,900		5,462,457
Macy’s	77,500		3,720,000
O’Reilly Automotive	59,600	[a]	6,712,152
PetSmart	37,000		2,478,630
			42,403,855
Semiconductors & Semiconductor
Equipment—1.3%
Cree	7,200	[a]	459,792
LSI	706,700	[a]	5,045,838
			5,505,630
Software & Services—10.0%
BMC Software	13,000	[a]	586,820
CA	241,300		6,908,419
Cadence Design Systems	353,900	[a]	5,124,472

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
CoreLogic	174,500	[a]	4,043,165
Fiserv	81,600	[a]	7,132,656
Intuit	120,200		7,335,806
NeuStar, Cl. A	48,100	[a]	2,341,508
Total System Services	246,100		6,024,528
VeriSign	44,300	[a]	1,978,438
			41,475,812
Technology Hardware &
Equipment—2.7%
Brocade Communications Systems	885,200	[a]	5,098,752
Harris	129,100		6,358,175
			11,456,927
Transportation—.4%
Alaska Air Group	31,900	[a]	1,658,800
Utilities—6.1%
AES	94,600		1,134,254
Consolidated Edison	39,900		2,326,569
Edison International	141,700		6,824,272
IDACORP	56,100		2,679,336
NV Energy	19,800		464,508
Pinnacle West Capital	104,100		5,774,427
Wisconsin Energy	150,100		6,152,599
			25,355,965
Total Common Stocks
(cost $356,406,417)			414,701,400

Other Investment—.4%
Registered
Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,477,689)	1,477,689	[d]	1,477,689

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $15,891,094)	15,891,094 [d]	15,891,094
Total Investments (cost $373,775,200)	103.8%	432,070,183
Liabilities, Less Cash and Receivables	(3.8%)	(15,813,525)
Net Assets	100.0%	416,256,658

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At June 30, 2013, the value of the fund’s securities on loan was $15,198,059 and the value of the collateral held by the fund was $15,891,094.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Retailing	10.2	Materials	4.4
Software & Services	10.0	Money Market Investments	4.2
Capital Goods	9.5	Consumer Durables & Apparel	3.6
Banks	6.9	Consumer Services	3.0
Food, Beverage & Tobacco	6.6	Technology Hardware & Equipment	2.7
Pharmaceuticals,		Insurance	2.4
Biotech & Life Sciences	6.4	Household & Personal Products	1.7
Energy	6.2	Semiconductors &
Diversified Financials	6.1	Semiconductor Equipment	1.3
Real Estate	6.1	Transportation	.4
Utilities	6.1	Media	.2
Health Care Equipment & Services	5.8		103.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,198,059)—Note 1(b)
Unaffiliated issuers	356,406,417	414,701,400
Affiliated issuers	17,368,783	17,368,783
Cash		22,339
Dividends and securities lending income receivable		592,349
Receivable for shares of Common Stock subscribed		429
Prepaid expenses		44,584
		432,729,884
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		404,288
Liability for securities on loan—Note 1(b)		15,891,094
Payable for shares of Common Stock redeemed		74,200
Accrued expenses		103,644
		16,473,226
Net Assets ($)		416,256,658
Composition of Net Assets ($):
Paid-in capital		475,024,974
Accumulated undistributed investment income—net		1,959,933
Accumulated net realized gain (loss) on investments		(119,023,232)
Accumulated net unrealized appreciation
(depreciation) on investments		58,294,983
Net Assets ($)		416,256,658

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	407,578,472	4,044,751	4,633,435
Shares Outstanding	9,623,495	100,840	108,124
Net Asset Value Per Share ($)	42.35	40.11	42.85

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $606 foreign taxes withheld at source):
Unaffiliated issuers	4,259,884
Affiliated issuers	487
Income from securities lending—Note 1(b)	40,294
Total Income	4,300,665
Expenses:
Management fee—Note 3(a)	1,528,117
Shareholder servicing costs—Note 3(c)	702,014
Professional fees	30,926
Registration fees	23,269
Prospectus and shareholders’ reports	20,444
Distribution fees—Note 3(b)	18,119
Custodian fees—Note 3(c)	16,690
Directors’ fees and expenses—Note 3(d)	15,985
Loan commitment fees—Note 2	853
Miscellaneous	11,871
Total Expenses	2,368,288
Less—reduction in expenses due to undertaking—Note 3(a)	(1,438)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,014)
Net Expenses	2,365,836
Investment Income—Net	1,934,829
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	41,982,543
Net unrealized appreciation (depreciation) on investments	15,675,155
Net Realized and Unrealized Gain (Loss) on Investments	57,657,698
Net Increase in Net Assets Resulting from Operations	59,592,527

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012[a]
Operations ($):
Investment income—net	1,934,829	4,409,943
Net realized gain (loss) on investments	41,982,543	21,681,065
Net unrealized appreciation
(depreciation) on investments	15,675,155	37,935,724
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,592,527	64,026,732
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(176,063)	(4,309,703)
Class C Shares	—	(9,784)
Class I Shares	(6,129)	(46,426)
Total Dividends	(182,192)	(4,365,913)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,133,457	10,659,686
Class C Shares	241,613	204,009
Class I Shares	2,712,141	1,660,310
Dividends reinvested:
Class A Shares	165,722	4,057,872
Class C Shares	—	9,054
Class I Shares	4,926	37,346
Cost of shares redeemed:
Class A Shares	(24,413,887)	(60,270,439)
Class B Shares	—	(814,981)
Class C Shares	(1,707,043)	(2,392,493)
Class I Shares	(2,025,066)	(1,804,835)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(15,888,137)	(48,654,471)
Total Increase (Decrease) in Net Assets	43,522,198	11,006,348
Net Assets ($):
Beginning of Period	372,734,460	361,728,112
End of Period	416,256,658	372,734,460
Undistributed investment income—net	1,959,933	207,296

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012[a]
Capital Share Transactions:
Class Ab,c
Shares sold	220,245	302,526
Shares issued for dividends reinvested	4,044	111,477
Shares redeemed	(597,592)	(1,741,944)
Net Increase (Decrease) in Shares Outstanding	(373,303)	(1,327,941)
Class Bc
Shares redeemed	—	(24,863)
Class Cb
Shares sold	6,050	6,131
Shares issued for dividends reinvested	—	261
Shares redeemed	(41,645)	(73,715)
Net Increase (Decrease) in Shares Outstanding	(35,595)	(67,323)
Class I
Shares sold	64,851	47,697
Shares issued for dividends reinvested	119	1,015
Shares redeemed	(48,384)	(51,812)
Net Increase (Decrease) in Shares Outstanding	16,586	(3,100)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended June 30, 2013, 22,801 Class C shares representing $952,637 were exchanged for
21,616 Class A shares.
c During the period ended December 31, 2012, 13,490 Class B shares representing $442,296 were automatically converted to 12,856 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	36.47		31.08	32.85	28.02	20.87	38.24
Investment Operations:
Investment income—net[a]	.19		.41	.07	.08	.21	.13
Net realized and unrealized
gain (loss) on investments	5.71		5.41	(1.78)	4.86	7.15	(17.22)
Total from Investment Operations	5.90		5.82	(1.71)	4.94	7.36	(17.09)
Distributions:
Dividends from
investment income—net	(.02)		(.43)	(.06)	(.11)	(.21)	(.28)
Dividends from net realized
gain on investments	—		—	—	—	—	(.00)[b]
Total Distributions	(.02)		(.43)	(.06)	(.11)	(.21)	(.28)
Net asset value, end of period	42.35		36.47	31.08	32.85	28.02	20.87
Total Return (%)[c]	16.20	[d]	18.74	(5.21)	17.62	35.24	(44.73)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	[e]	1.20	1.24	1.22	1.32	1.22
Ratio of net expenses
to average net assets	1.15	[e]	1.20	1.24	1.18	1.21	1.21
Ratio of net investment income
to average net assets	.96	[e]	1.19	.20	.28	.90	.40
Portfolio Turnover Rate	36.94	[d]	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period
($ x 1,000)	407,578		364,625	351,999	424,220	445,290	414,176

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2013				Year Ended December 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	34.67		29.51	31.38	26.91	20.07	36.60
Investment Operations:
Investment income (loss)—net[a]	.02		.08	(.19)	(.15)	.02	(.12)
Net realized and unrealized
gain (loss) on investments	5.42		5.15	(1.68)	4.62	6.83	(16.41)
Total from Investment Operations	5.44		5.23	(1.87)	4.47	6.85	(16.53)
Distributions:
Dividends from
investment income—net	—		(.07)	—	—	(.01)	—
Dividends from net realized
gain on investments	—		—	—	—	—	(.00)[b]
Total Distributions	—		(.07)	—	—	(.01)	(.00)[b]
Net asset value, end of period	40.11		34.67	29.51	31.38	26.91	20.07
Total Return (%)[c]	15.72	[d]	17.69	(5.93)	16.61	34.13	(45.16)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	[e]	2.07	2.04	2.05	2.14	2.02
Ratio of net expenses
to average net assets	1.99	[e]	2.07	2.04	2.01	2.03	2.01
Ratio of net investment income
(loss) to average net assets	.11	[e]	.23	(.61)	(.54)	.09	(.41)
Portfolio Turnover Rate	36.94	[d]	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period
($ x 1,000)	4,045		4,730	6,014	7,919	8,407	8,005

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	36.92		31.47	33.26	28.36	21.10	38.49
Investment Operations:
Investment income (loss)—net[a]	.22		.48	.09	.10	.16	(.04)
Net realized and unrealized
gain (loss) on investments	5.78		5.48	(1.80)	4.91	7.23	(17.27)
Total from Investment Operations	6.00		5.96	(1.71)	5.01	7.39	(17.31)
Distributions:
Dividends from
investment income—net	(.07)		(.51)	(.08)	(.11)	(.13)	(.08)
Dividends from net realized
gain on investments	—		—	—	—	—	(.00)[b]
Total Distributions	(.07)		(.51)	(.08)	(.11)	(.13)	(.08)
Net asset value, end of period	42.85		36.92	31.47	33.26	28.36	21.10
Total Return (%)	16.30	[c]	18.94	(5.14)	17.66	35.01	(45.03)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	[d]	1.04	1.19	1.18	1.61	1.68
Ratio of net expenses
to average net assets	.97	[d]	1.04	1.17	1.13	1.50	1.66
Ratio of net investment income
(loss) to average net assets	1.11	[d]	1.36	.25	.33	.70	(.13)
Portfolio Turnover Rate	36.94	[c]	68.84	83.46	124.37	189.84	91.38
Net Assets, end of period
($ x 1,000)	4,633		3,380	2,978	4,602	4,112	4,524

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (70 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national secu-

rities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the” Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:
		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	414,701,400	—	—	414,701,400
Mutual Funds	17,368,783	—	—	17,368,783

†	See Statement of Investments for additional detailed categorizations.

At June 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund and credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2013,The Bank of NewYork Mellon earned $17,269 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2012	($)	Purchases ($)	Sales ($)	6/30/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	940,243		19,360,069	18,822,623	1,477,689.4
Dreyfus
Institutional
Cash
Advantage
Fund	19,841,872		53,195,413	57,146,191	15,891,094		3.8
Total	20,782,115		72,555,482	75,968,814	17,368,783		4.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $161,005,217 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $4,365,913. The tax character of current year distributions will be determined at the end of the current year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, from January 1, 2013 through May 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $1,438 during the period ended June 30, 2013.

During the period ended June 30, 2013, the Distributor retained $3,038 from commissions earned on sales of the fund’s Class A shares and $40 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

assets. During the period ended June 30, 2013, Class C shares were charged $18,119, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2013, Class A and Class C shares were charged $498,161 and $6,040, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $132,102 for transfer agency services and $7,039 for cash management services. Cash management fees were partially offset by earnings credits of $1,009. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $16,690 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $3,979 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $259,133, Distribution Plan fees $2,522, Shareholder Services Plan fees $85,389, custodian fees $10,468, Chief Compliance Officer fees $4,630 and transfer agency fees $42,517, which are offset against an expense reimbursement currently in effect in the amount of $371.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2013, amounted to $150,096,426 and $163,625,657, respectively.

At June 30, 2013, accumulated net unrealized appreciation on investments was $58,294,983, consisting of $65,014,429 gross unrealized appreciation and $6,719,446 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 (“Step One”) and in a go-private merger in December 2007 (“Step Two”). In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors ofTribune Co. v. FitzSimons, et al., Bankr. D. Del.Adv. Pro. No. 10-54010 (KJC)).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.The case is now proceeding as: Mark S. Kirchner, as LitigationTrustee for theTribune LitigationTrust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court.The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. If successful, the motion would dismiss nearly 50 cases in the Tribune MDL in full, but not the FitzSimons case.

Per order of the Court, the FitzSimons case remains stayed until a decision is rendered on the motion to dismiss the other cases in the Tribune MDL. No response to the Fifth Amended Complaint is currently required.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund 31

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	August 13, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)